Fair Value	12 Months Ended
Dec. 31, 2018
Disclosure Of Fair Value Measurement Of Assets And Liabilities [Abstract]
Fair Value
26.	FAIR VALUE

The Corporation determined that the carrying values of its short-term financial assets and liabilities approximate their fair value because of the relatively short periods to maturity of these instruments and low risk of credit.

Certain of the Corporation’s financial assets and liabilities are measured at fair value at the end of each reporting period. The following table provides information about how the fair values of these financial assets and liabilities are determined as at each of December 31, 2018 and December 31, 2017:

	As at December 31, 2018
In thousands of U.S. Dollars	Fair value & carrying value	Level 1	Level 2	Level 3
Bonds - FVOCI	103,153	103,153	—	—
Equity in unquoted companies - FVTPL	6,773	—	—	6,773
Derivatives	54,583	—	42,983	11,600
Total financial assets	164,509	103,153	42,983	18,373

Derivatives	22,561	—	6,276	16,285
Deferred contingent payment - FVTPL	77,628	—	—	77,628
Other long-term liabilities - FVTPL	2,740	—	—	2,740
Total financial liabilities	102,929	—	6,276	96,653

	As at December 31, 2017
In thousands of U.S. Dollars	Fair value & carrying value	Level 1	Level 2	Level 3
Bonds - Available-for-sale	115,343	115,343	—	—
Funds - Available-for-sale	7,045	7,045	—	—
Equity in unquoted companies - Available-for-sale	6,981	—	—	6,981
Equity in quoted companies - Available-for-sale	281	281	—	—
Total available-for-sale	129,650	122,669	—	6,981
Derivatives	2,037	—	2,037	—
Total financial assets	131,687	122,669	2,037	6,981

Derivatives	121,881	—	111,762	10,119
Total financial liabilities	121,881	—	111,762	10,119

Refer to note 29 for details on credit risk for the above financial assets.

The fair values of other financial assets and liabilities measured at amortized cost on the consolidated statements of financial position as at each of December 31, 2018, and December 31, 2017 are as follows:

	As at December 31, 2018
In thousands of U.S. Dollars	Fair value	Level 1	Level 2	Level 3
First Lien Term Loans	4,414,525	—	4,414,525	—
Senior Notes	969,370	—	969,370	—
Total financial liabilities	5,383,895	—	5,383,895	—

	As at December 31, 2017
In thousands of U.S. Dollars	Fair value	Level 1	Level 2	Level 3
Previous First Lien Term Loans	2,370,335	—	2,370,335	—
USD Second Lien Term Loan	95,713	—	95,713	—
Total financial liabilities	2,466,048	—	2,466,048	—

Transfers between levels of the fair value hierarchy are recognized by the Corporation at the end of the reporting period during which the transfer occurred as part of its periodic review of fair values. There were no transfers between levels of the fair value hierarchy during the year ended December 31, 2018. During the year end December 31, 2017, the Corporation reassessed the fair value hierarchy of its long-term debt and reclassified it from Level 1 to Level 2 fair value hierarchy. In addition, the Corporation reassessed the fair value hierarchy in respect of its previously held preferred shares of a subsidiary of NYX Gaming Group and reclassified it transferred it from Level 3 to Level 2. Following this transfer, the Corporation sold all of its securities of NYX Gaming Group.

Valuation of Level 2 fair values

Long-Term Debt

The Corporation estimates the fair value of its long-term debt by using a composite price derived from observable market data for a basket of similar instruments.

Derivative Financial Instruments

Currently, the Corporation uses cross currency swap and interest rate swap agreements to manage its interest rate and foreign currency risk and foreign currency forward and option contracts to manage foreign currency risk. The valuation of these instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves, as well as spot and forward rates.

To comply with the provisions of IFRS 13, Fair value measurement, the Corporation incorporates credit valuation adjustments to appropriately reflect both its own non-performance risk and the respective counterparty’s non-performance risk in the fair value measurements. In adjusting the fair value of its derivative contracts for the effect of non-performance risk, the Corporation has considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees.

Although the Corporation has determined that the majority of the inputs used to value its derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with its derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by itself and its counterparties. However, as of December 31, 2018 and December 31, 2017, the Corporation has assessed the significance of the impact of the credit valuation adjustments on the overall valuation of its derivative positions, with the exception of the Embedded Derivative which is classified as Level 3, and determined that the credit valuation adjustments are not significant to the overall valuation of its derivatives. As a result, the Corporation determined that its valuations of the Swap Agreements and Previous Swap Agreements in their entirety are classified in Level 2 of the fair value hierarchy.

Reconciliation of Level 3 fair values

Some of the Corporation’s financial assets and liabilities are classified as Level 3 of the fair value hierarchy because the respective fair value determinations use inputs that are not based on observable market data. As at December 31, 2018 and December 31, 2017, for each Level 3 asset or liability the valuation techniques and key inputs used by the Corporation were as follows:

-

Equity in private companies (Level 3 Asset): The Corporation values its equity investment in private companies with reference to earnings measures from similar businesses in the same or similar industry and adjusts for any significant changes in the earnings multiple and the valuation. Changes in the fair value of equity in private companies are recorded in loss (gain) on disposal of investments and other assets within general and administrative expense on the consolidated statements of (loss) earnings.

-

Promissory note (Level 3 Asset): The Corporation recognized a promissory note in connection with the sale of a former subsidiary. The Corporation received the full balance of the promissory note during the year ended December 31, 2017.

-

Deferred contingent payment (Level 3 Liability) in connection with the acquisition of the additional 18% equity interest in BetEasy (see note 5): The Corporation used a risk-neutral derivative-based simulation of the underlying EBITDA forecast to determine the fair value of the deferred contingent payment, used a discount rate of 10.5% and an EBITDA forecast with an estimated volatility of 25% of the historic EBITDA of comparable companies. A five percentage point increase or decrease in the estimated volatility would have a $3.8 million or $0.7 million impact on fair value, respectively. Changes in the fair value of the deferred contingent payment are recorded in net financing changes on the consolidated statements of (loss) earnings.

-

Embedded Derivative (Level 3 Asset) in connection with the Senior Notes issuance: The Corporation used an interest rate option pricing valuation model to determine the fair value of the Redemption option using an implied credit spread of 3.8% at issuance and 4.6% at December 31, 2018. A 10 basis point increase or decrease in the implied credit spread would have a $1.0 million or $0.9 million impact on fair value, respectively. Changes in the fair value of the Embedded Derivative are recorded in net financing changes on the consolidated statements of (loss) earnings.

-

Unsettled bets (Level 3 Liability): The principal assumptions used in the valuation of unsettled bets is the anticipated outcomes for the events related to the unsettled bets (gross win margin). A reasonable change in the gross win margin would not have a material impact on fair value. Changes in the fair value of the deferred contingent payment are recorded in revenue on the consolidated statements of (loss) earnings.

-	Included within other level 3 liabilities:
o

EBITDA support agreement (Level 3 Liability): As previously disclosed, in connection with the initial public offering Innova Gaming Group Inc. (TSX: IGG) (“Innova”), the Corporation entered into an EBITDA support agreement with Innova. The Corporation uses a net present value approach for the EBITDA support agreement using a 5.7% discount rate (2017 – 5.7% discount rate). A reasonable change in the discount rate would not have a material impact on fair value. The fair value of the support agreement as at December 31, 2018 was $2.7 million and is included in accounts payable and other liabilities. Changes in the fair value of the EBITDA support agreement are recorded in net financing changes on the consolidated statements of (loss) earnings.

o

Licensing Agreement (Level 3 Liability): As previously disclosed, a subsidiary of the Corporation entered into a supplier licensing agreement with NYX Gaming Group (the “Licensing Agreement”). The Licensing Agreement expired during the year ended December 31, 2018.

The following table shows a reconciliation from opening balances to the closing balances for Level 3 fair values:

In thousands of U.S Dollars	Level 3 Equity	Level 3 Promissory note	Level 3 Embedded Derivative
Balance – January 1, 2017	15,249	4,827	—
Transfers into Level 3	(8,526)	—	—
Re-measurement of fair value	258	3,257	—
Settlement	—	(8,084)	—
Balance – December 31, 2017	6,981	—	—
Adjustment on adoption of IFRS 9	1,787	—	—
Balance – January 1, 2018 (restated)	8,768	—	—
Recognized	—	—	17,700
Re-measurement of fair value	(1,974)	—	(6,100)
Translation	(22)	—	—
Balance – December 31, 2018	6,772	—	11,600

In thousands of U.S Dollars	Level 3 Deferred contingent payment	Level 3 Unsettled Bets *	Other
Balance – January 1, 2017	195,506	519	23,230
Settlement	(197,510)	179	(14,905)
Re-measurement of fair value	2,004	38	718
Translation	—	43	1,076
Balance – December 31, 2017	—	779	10,119
Acquired on business combination	84,662	19,226	—
Settlements	—	968	(7,006)
Re-measurement of fair value	(342)	(4,782)	215
Translation	(6,692)	94	(588)
Balance – December 31, 2018	77,628	16,285	2,740

* The unsettled bets liability is recorded in accounts payable and other liabilities on the consolidated statement of financial position as at December 31, 2017 and is recorded in derivatives on the consolidated statement of financial position as at December 31, 2018.